UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 19, 2017
(Date of earliest event reported)	April 18, 2017

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 1.01	Entry Into a Material Definitive Agreement

ONEOK Credit Agreement

On April 18, 2017, ONEOK, Inc. (“ONEOK” or “we”) entered into a credit agreement (the “ONEOK Credit Agreement”) with Citibank, N.A., as administrative agent, a swingline lender, a letter of credit issuer and a lender, and the other lenders, swingline lenders and letter of credit issuers parties thereto. The obligations of the lenders and letter of credit issuers to make the initial credit extensions under the ONEOK Credit Agreement are conditioned upon the completion of the merger of ONEOK Partners, L.P. (“ONEOK Partners”) with and into a wholly owned subsidiary of ours, with ONEOK Partners continuing as the surviving entity and as a wholly owned subsidiary of ours (the “Merger”) and upon the satisfaction of the other conditions set forth in the ONEOK Credit Agreement. The ONEOK Credit Agreement further provides that it will not become effective and will terminate if the Merger has not been completed and the ONEOK Credit Agreement’s other conditions have not been satisfied by October 16, 2017.

The ONEOK Credit Agreement will be a $2.5 billion revolving unsecured credit facility, which will include a $100 million letter of credit subfacility and a $200 million swingline subfacility.

Under the terms of the ONEOK Credit Agreement, we will be able to request an increase in the commitments of up to an additional $1.0 billion upon satisfaction of customary conditions, including receipt of commitments from either new lenders or increased commitments from existing lenders.

The ONEOK Credit Agreement will be available to provide liquidity for working capital, capital expenditures, acquisitions, the issuance of letters of credit and for other general corporate purposes.

The ONEOK Credit Agreement contains various customary conditions to borrowing, and customary affirmative, negative and financial ratio maintenance covenants. The ONEOK Credit Agreement also contains various customary events of default, the occurrence of which could result in a termination of the lenders’ commitments and the acceleration of all of our obligations thereunder.

The ONEOK Credit Agreement will mature five years after becoming effective. We will be able extend the maturity date, subject to the lenders’ consent, by one year up to two times.

ONEOK’s obligations under the ONEOK Credit Agreement will be unsecured and will be guaranteed by ONEOK Partners and by ONEOK Partners Intermediate Limited Partnership, ONEOK Partners’ wholly owned subsidiary (the “Intermediate Partnership”). These guarantees will be evidenced by a guaranty agreement (the “ONEOK Credit Agreement Guaranty Agreement”) made by ONEOK Partners and by the Intermediate Partnership in favor of the ONEOK Credit Agreement’s administrative agent. The ONEOK Credit Agreement Guaranty Agreement will be ONEOK Partners’ and the Intermediate Partnership’s senior unsecured obligations and will rank equally in right of payment with all of ONEOK Partners’ and the Intermediate Partnership’s existing and future senior unsecured indebtedness. The terms of the ONEOK Credit Agreement Guaranty Agreement will be substantially similar to the Intermediate Partnership’s existing guaranties of ONEOK Partners’ outstanding senior notes.

The foregoing description of the ONEOK Credit Agreement is not complete and is in all respects subject to the actual provisions thereof, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

ONEOK Partners Term Loan Amendment

On April 18, 2017, ONEOK Partners entered into the first amendment (the “ONEOK Partners Amendment”) to its $1.0 billion unsecured term loan agreement dated as of January 8, 2016 (the “ONEOK Partners Term Loan Agreement”), with Mizuho Bank, Ltd., as administrative agent and a lender and the other lenders parties thereto. The ONEOK Partners Amendment provides that the ONEOK Partners Term Loan Agreement will be amended and restated in the form of the amended and restated term loan agreement (the “ONEOK Partners Amended and Restated Term Loan Agreement”) attached as an annex to the ONEOK Partners Amendment upon the completion of the Merger and the satisfaction of the other conditions set forth in the ONEOK Partners Amendment. The ONEOK Partners Amendment further provides that the ONEOK Partners Amended and Restated Term Loan Agreement will not become effective and that the ONEOK Partners Amendment will terminate and be of no further force and effect if the Merger has not been completed and the ONEOK Partners Amendment’s other conditions have not been satisfied by October 16, 2017.

The ONEOK Partners Amended and Restated Term Loan Agreement will continue to be unsecured and will have substantially the same terms as the ONEOK Partners Term Loan Agreement, but in addition to being guaranteed by the Intermediate Partnership, the ONEOK Partners Amended and Restated Term Loan Agreement will also be guaranteed by ONEOK. These guarantees will be evidenced by a guaranty agreement (the “Term Loan Guaranty Agreement”) made by ONEOK and by the Intermediate Partnership in favor of the ONEOK Partners Amended and Restated Term Loan Agreement’s administrative agent. The Term Loan Guaranty Agreement will be ONEOK’s and the Intermediate Partnership’s senior unsecured obligations and will rank equally in right of payment with all of ONEOK’s and the Intermediate Partnership’s existing and future senior unsecured indebtedness. The terms of the Term Loan Guaranty Agreement will be substantially similar to the Intermediate Partnership’s existing guaranties of ONEOK Partners’ outstanding senior notes.

The foregoing description of the ONEOK Partners Amendment (including the ONEOK Partners Amended and Restated Term Loan Agreement) is not complete and is in all respects subject to the actual provisions of the ONEOK Partners Amendment, a copy of which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

We issued a news release on April 18, 2017, announcing the ONEOK Credit Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

10.1
Credit Agreement, dated as of April 18, 2017, among ONEOK, Inc., Citibank, N.A., as administrative agent, a swingline lender, a letter of credit issuer and a lender, and the other lenders, swingline lenders and letter of credit issuers parties thereto.

10.2
First Amendment to Term Loan Agreement, dated as of April 18, 2017, among ONEOK Partners, L.P., Mizuho Bank, Ltd., as administrative agent and a lender, and the other lenders parties thereto (including the Amended and Restated Term Loan Agreement attached as an annex thereto) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on April 19, 2017).

99.1		News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated April 18, 2017.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	April 19, 2017	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Credit Agreement, dated as of April 18, 2017, among ONEOK, Inc., Citibank, N.A., as administrative agent, a swingline lender, a letter of credit issuer and a lender, and the other lenders, swingline lenders and letter of credit issuers parties thereto.

10.2
First Amendment to Term Loan Agreement, dated as of April 18, 2017, among ONEOK Partners, L.P., Mizuho Bank, Ltd., as administrative agent and a lender, and the other lenders parties thereto (including the Amended and Restated Term Loan Agreement attached as an annex thereto) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on April 19, 2017).

99.1	News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated April 18, 2017.